                                                                   EXHIBIT 10.22

                               AIRCRAFT DRY LEASE

     This Lease of aircraft is made effective as of July 1, 1997, by and between Equipment Management Systems, LLC, a Mississippi limited liability company, with an address of Bank of Mississippi Building, 525 East Capitol Street, Suite 402, Jackson, Mississippi 39201 (hereinafter referred to as "LESSOR") and HAM Marine, Inc., a Mississippi corporation, with an address of 3500 Port Authority Road, P.O. Box 43, Pascagoula, Mississippi 39567 (hereinafter referred to as "LESSEE").

                                    RECITALS

     The parties recite that:

     A. WHEREAS, Lessor is the registered owner of the following aircraft, together with the Engines, APU(s) and all appliances, parts, instruments, avionics and appurtenances thereto, including any replacement part(s) or engine(s) which may be installed on the Aircraft from time to time, and all logs, manuals and other records relating to such Aircraft (hereinafter collectively referred to as the "AIRCRAFT"):

     FAA Registration Number:   N80BR
     Aircraft Serial Number:    258012
     Aircraft Manufacturer:     British Aerospace BAE
     Aircraft Model:            125 Hawker 800A
     Aircraft Year:             1984

     B. WHEREAS, Lessee desires to lease the Aircraft under such terms and conditions as are mutually satisfactory to the parties.

     The parties agree as follows:

                                  SECTION ONE
                               LEASE OF AIRCRAFT

     Lessor agrees to lease the Aircraft to Lessee on a nonexclusive basis. Lessee shall pay Lessor as basic rent for the Aircraft, the amount of Fifty Thousand and 00/100 Dollars ($50,000.00) per month, payable in advance, on the first day of each month. The first payment of basic rent is due upon the commencement date of this Lease. Rent for any fractional month at the beginning or the end of the term of this Lease shall be prorated. It is the intention of the parties and they hereby agree that this shall be an absolutely net lease and Lessor shall have no obligation to provide any services, perform any acts or pay any expenses, charges, obligations or costs of any kind whatsoever with respect to the Aircraft and Lessee hereby agrees to pay any and all such expenses, charges, obligations and costs.

     It shall be conclusively presumed between the parties that Lessee has fully inspected the Aircraft having knowledge that it is in good condition and repair and that Lessee is satisfied with and has accepted the Aircraft in such
condition and repair.    THE AIRCRAFT IS LEASED "AS IS" AND "WHERE IS."   LESSOR
HEREBY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, INCLUDING FITNESS FOR A PARTICULAR PURPOSE.

                                  SECTION TWO
                                      TERM

     This Lease will commence on the date first above written and continue for one year after said date. Thereafter, this Lease will be automatically renewed on an annual basis, unless sooner terminated by either party as hereinafter provided. Either party may at any time terminate this Lease upon thirty (30) days written notice to the other party, delivered personally or by certified mail, return receipt requested, at the address for said other party as set forth above.

                                 SECTION THREE
                        COMMERCIAL OPERATION RESTRICTION

     Neither Lessee nor Lessor will make the Aircraft available for hire within the meaning of the Federal Aviation Regulations. The Aircraft is to be operated strictly in accordance with 14 C.F.R. Part 91.

                                  SECTION FOUR
                                   INSURANCE

     At all times during the term of this Lease, Lessee will cause to be carried and maintained physical damage insurance with respect to the Aircraft in the amount set forth below:

                   Aircraft Physical Damage            $6,500,000.00
                   (No Deductible While
                   In Motion or Not In Motion)

     At all times during the term of this Lease, Lessee will also cause to be carried and maintained third party aircraft liability insurance, passenger legal liability insurance, property damage liability insurance, and medical expense insurance in the amounts set forth below:

                   Combined Liability Coverage for
                   Bodily Injury and Property Damage
                   Including Passengers -
                   Each Occurrence                     $25,000,000.00

                   Medical Expense Coverage -
                   Each Person                         $5,000.00

Lessee will also bear the cost of paying any deductible amount on any policy of insurance in the event of a claim or loss.

     Any policies of insurance carried in accordance with this Lease: (i) shall name Lessor as an additional insured; (ii) shall contain a waiver by the underwriter thereof of any right of subrogation against Lessor; (iii) shall provide that in respect of the interests of Lessor, such policies of insurance shall not be invalidated by any action or inaction of Lessee or any other person and shall insure Lessor (subject to the limits of liability and war risk exclusion set forth in such policies) regardless of any breach or any violation of any warranty, declarations or conditions contained in such policies by Lessee or any other person; and (iv) shall provide that if the insurers cancel insurance for any reason whatsoever, or the same is allowed to lapse for non-payment of premium, or if there is any material change in policy terms and conditions, such a cancellation, lapse or change shall not be effective as to Lessor. Each liability policy shall be primary without right of contribution from any other insurance which is carried by Lessee or Lessor and shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.

     Lessee will submit this Lease for approval to the insurance carrier for each policy of insurance on the Aircraft. Lessee will arrange for a Certificate of Insurance evidencing appropriate coverage as to the Aircraft and the satisfaction of the requirements set forth above to be given by its insurance carriers to Lessor.

                                 SECTION FIVE
                              RESTRICTIONS ON USE

     Lessee may operate the Aircraft only for the purposes and within the geographical limits set forth in the insurance policy or policies obtained in compliance with this Lease. The Aircraft will be operated at all times in accordance with the flight manual and all manufacturer's suggested operating procedures. Furthermore, Lessee will not use the Aircraft in violation of any foreign, federal, state, territorial, or municipal law or regulation and will be solely responsible for any fines, penalties, or forfeitures occasioned by any violation by Lessee. If such fines or penalties are imposed on Lessor and paid by Lessor, Lessee will reimburse Lessor for the amount thereof within thirty
(30) days of receipt by Lessee of written demand from Lessor. Lessee will not base the Aircraft, or permit it to be based, outside the limits of the United States of America, without the written consent of Lessor.

     The Aircraft will be flown only by certificated and qualified pilots and will be maintained only by certificated and qualified mechanics. In the event the insurance on the Aircraft would be invalidated because Lessee is unable to obtain certificated and qualified pilots and mechanics, Lessee will not operate the Aircraft until such time as certificated and qualified pilots and mechanics are obtained and insurance on the Aircraft is made valid.

     Lessee will not directly or indirectly create, incur, assume or suffer to exist any lien on or with respect to the Aircraft. Lessee will promptly, at its own expense, take such action as may be necessary to discharge any lien not excepted above if the same will arise at any time.


                                  SECTION SIX
                              INSPECTION BY LESSOR

     Lessee agrees to permit Lessor or any authorized agent to inspect the Aircraft at any reasonable time and to furnish any information in respect to the Aircraft and its use that Lessor may reasonably request.


                                 SECTION SEVEN
                                  ALTERATIONS

     Except in accordance with other written agreements entered into subsequent to the date of this Lease between Lessee and Lessor regarding maintenance of the Aircraft, Lessee will not have the right to alter, modify, or make additions or improvements to the Aircraft without the written permission of Lessor. All such alterations, modifications, additions, and improvements as are so made will become the property of Lessor and will be subject to all of the terms of this Lease.

                                 SECTION EIGHT
                             MAINTENANCE AND REPAIR

     Lessee, at Lessee's own cost and expense, will repair and maintain the Aircraft during the term of this Lease so as to keep it in as good and safe operating condition as when delivered by Lessor to Lessee, ordinary wear and tear from use and ordinary deterioration excepted. Lessee will pay all costs and expenses of replacement parts and accessories, including transportation charges thereon. Lessee will be entitled to any and all salvage from broken or worn out parts. The workers who inspect, maintain, and repair the Aircraft on Lessee's behalf will not be employees of Lessor, but will at all times be employees of Lessee or independent contractors, and Lessor will have no control or authority to direct, employ, discharge or pay compensation to such employees. Subject to the foregoing limitations, Lessee agrees to indemnify Lessor against any liability arising from the negligent repair and maintenance of the Aircraft, as well as from failure to repair and maintain the Aircraft, and also against any claim or liability arising out of the repair work, and the delivery of material to and from the place where such repair and maintenance work is performed.

     All inspections, repairs, modifications, maintenance, and overhaul work to be accomplished by Lessee will be performed by personnel certificated to perform such work and will be performed in accordance with the standards set by the Federal Aviation Regulations. Lessee will maintain all log books and records pertaining to the Aircraft during the term of this Lease in accordance with the Federal Aviation Regulations. Such records will be made available for examination by Lessor, and Lessee, at the termination of this Lease, will deliver such records to Lessor.

                                  SECTION NINE
                               DEFAULT AND REMEDY

     Lessee shall be in breach of this Lease if Lessee defaults in the performance of any of its obligations under this Lease and such default continues for five (5) days after receipt by Lessee of written notice thereof from Lessor, unless such default shall be of such a nature that the same cannot be completely remedied or cured within such five (5) day period, then such default shall not be a breach of this Lease for the purposes of this Section if Lessee shall have commenced curing such default within such five (5) day period and shall proceed with reasonable diligence and in good faith to remedy the default. In the event of any breach by Lessee, Lessee shall not fly the Aircraft and Lessor shall have the right to repossess the Aircraft without further demand, notice or court order, or other process of law and Lessor shall have the right to terminate this Lease immediately. Exercise by Lessor of either or both of the rights specified above shall not prejudice Lessor's right to pursue any remedy available to Lessor in law or equity.

     Lessor shall be in breach of this Lease if Lessor defaults in its obligations under this Lease and such default continues for five (5) days after receipt by Lessor of written notice thereof from Lessee, unless such default shall be of such a nature that the same cannot be completely remedied or cured within such five (5) day period, then such default shall not be a breach of this Lease for the purposes of this Section if Lessor shall have commenced curing such default within such five (5) day period and shall proceed with reasonable diligence and in good faith to remedy the default. In the event of any breach by Lessor, Lessee shall have the right to terminate this Lease immediately and
to pursue any remedy available to Lessee in law or equity.    Exercise by Lessee
of any of the rights specified above shall not prejudice Lessee's right to pursue any other remedy available to Lessee in law or equity.

     The failure of either party to enforce strictly any provision of this Lease shall not be construed as a waiver thereof and shall not preclude such party from demanding performance in accordance with the terms hereof.


                                  SECTION TEN
                                     TITLE

     The registration of and title to the Aircraft will be in the name of the Lessor, and the Aircraft, at all times during the term of this Lease or any extension, will bear United States registration markings. All responsibility and obligations in regard to the operation of the Aircraft as above owned, registered, and marked will be borne by Lessee during the term of this Lease.

                                 SECTION ELEVEN
                                PAYMENT OF TAXES

     Lessor will pay or cause to be paid all taxes incurred by reason of ownership of the Aircraft during the term of this Lease, including personal property taxes. Lessee shall pay its proportional share of personal property taxes, based on Lessee's hours of use of the Aircraft as a percentage of the entire number of hours of use of the Aircraft for the calendar year for which
the personal property taxes are imposed.   Lessee will pay all taxes associated
with Lessee's use of the Aircraft on Lessee's own business, including landing fees, fuel taxes, and any other taxes or fees which may be assessed against a specific flight by Lessee.

                                 SECTION TWELVE
                                   ASSIGNMENT

     Lessee shall not assign this Lease or any interest in the Aircraft, or sublet the Aircraft, without prior written consent of Lessor. Subject to the foregoing, this Lease inures to the benefit of, and is binding on, the heirs, legal representatives, successors, and permitted assigns of the parties.

                                SECTION THIRTEEN
                               ACCIDENT AND CLAIM

     Lessee will immediately notify Lessor of each accident involving the Aircraft, which notification will specify the time, place, and nature of the accident or damage, the names and addresses of parties involved, persons injured, witnesses, and owners of properties damaged, and such other information as may be known. Lessee will advise Lessor of all correspondence, papers, notices, and documents whatsoever received by Lessee in connection with any claim or demand involving or relating to the Aircraft or its operation, and will aid in any investigation instituted by Lessor and in the recovery of damages from third persons liable therefor.

                                SECTION FOURTEEN
                                INDEMNIFICATION

     Lessee assumes liability for, and hereby agrees to indemnify, defend, protect, save, keep and hold harmless Lessor, its successors, agents, accountants, counsel, affiliates and assigns from and against any and all claims, liabilities, demands, obligations, losses, damages, penalties, claims (including without limitation, claims involving strict or absolute liability in tort), actions, suits, costs, expenses and disbursements (including, without limitation, reasonable legal fees and expenses) of any kind and nature whatsoever ("CLAIMS") which may be imposed on, incurred by or asserted against Lessor, in any way relating to or arising out of this Lease, and/or the operation of the Aircraft, or the performance or enforcement of any of the terms hereof, or in any way relating to or arising out of the manufacture, or, as contemplated under this Lease, acceptance, rejection, ownership, delivery, lease, possession, use, operation, maintenance, function, registration, sale, return, storage, termination or other disposition of the Aircraft or any part thereof or any accident in connection therewith (including, without limitation, latent and other defects, whether or not discoverable). If any Claim is made against Lessor, Lessor shall promptly notify Lessee and cooperate fully in the defense or settlement. Whether the indemnity granted by Lessee to Lessor herein is deemed subordinate or primary to any other indemnity to which each Lessor may be entitled, Lessor may look solely to Lessee and need not pursue any Claims against any third person prior to or subsequent to seeking the indemnity from Lessee hereunder. Lessor shall have the opportunity, but not the obligation, to defend if Lessee fails to assert a defense in any such Claim hereunder, the cost of which defense shall be borne by Lessee. THE INDEMNITIES IN THIS SECTION SHALL CONTINUE IN FULL FORCE AND EFFECT NOTWITHSTANDING THE EXPIRATION OR OTHER TERMINATION OF THIS LEASE.

                                SECTION FIFTEEN
                          RETURN OF AIRCRAFT TO LESSOR

     On the termination of this Lease by expiration or otherwise, Lessee will return the Aircraft to Lessor at Jackson International Airport (JAN), in as good operating condition and appearance as when received, ordinary wear, tear and deterioration excepted, and will indemnify Lessor against any claim for loss or damage occurring prior to the actual physical delivery of the Aircraft to Lessor.

                                SECTION SIXTEEN
                           MODIFICATION OF AGREEMENT

     This Lease constitutes the entire understanding between the parties, and any change or modification must be in writing and signed by both parties.

                               SECTION SEVENTEEN
                                    NOTICES

     All communications and notices provided for herein shall be in writing and shall become effective when delivered by facsimile transmission (to Lessor at 601-352-0588 or to Lessee at 601-769-1826) or by Federal Express or other overnight courier or four (4) days following deposit in the United States mail, with correct postage for first-class mail prepaid, addressed to Lessor or Lessee at their respective addresses set forth above, or else as otherwise directed by the other party from time to time in writing.


                                SECTION EIGHTEEN
                                 GOVERNING LAW

     This Lease is entered into under, and is to be construed in accordance with, the laws of the State of Mississippi.

                                SECTION NINETEEN
                           TRUTH IN LEASING STATEMENT

     THE AIRCRAFT, A BRITISH AEROSPACE BAE 125 HAWKER 800A MANUFACTURER'S SERIAL NO. 258012, CURRENTLY REGISTERED WITH THE FEDERAL AVIATION ADMINISTRATION AS N80BR, HAS BEEN MAINTAINED AND INSPECTED UNDER FAR PART 91 DURING THE 12 MONTH PERIOD PRECEDING THE DATE OF THIS LEASE.

     THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED UNDER FAR PART 91 FOR OPERATIONS TO BE CONDUCTED UNDER THIS LEASE. DURING THE DURATION OF THIS LEASE, HAM MARINE, INC., 3500 PORT AUTHORITY ROAD, P.O. BOX 43, PASCAGOULA, MS 39567, IS CONSIDERED RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT UNDER THIS LEASE.

     AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE.

     THE "INSTRUCTIONS FOR COMPLIANCE WITH TRUTH IN LEASING REQUIREMENTS" ATTACHED HERETO ARE INCORPORATED HEREIN BY

REFERENCE.

     I, THE UNDERSIGNED, RONALD W. SCHNOOR, AS PRESIDENT OF HAM MARINE, INC., 3500 PORT AUTHORITY ROAD, P.O. BOX 43, PASCAGOULA, MS 39567, CERTIFY THAT IT IS RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT AND THAT IT UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.

     IN WITNESS WHEREOF, the parties have executed this Lease.


                                EQUIPMENT MANAGEMENT SYSTEMS, LLC

                                By:
                                   -----------------------------

                                Name:   J.L. Holloway
                                     ---------------------------
                                Title: Member
                                      --------------------------

                                --------------------------------
                                Date and Time of Execution

                                HAM MARINE, INC.

                                By:
                                   -----------------------------
                                   Ronald W. Schnoor, President

                                   -----------------------------
                                   Date and Time of Execution

              INSTRUCTIONS FOR COMPLIANCE WITH "TRUTH IN LEASING"
                                  REQUIREMENTS


1. Mail a copy of the lease agreement to the following address via certified mail, return receipt requested, immediately upon execution of the agreement (14 C.F.R. 91.23 requires that the copy be sent within twenty-four hours after it is signed):

        Federal Aviation Administration
        Aircraft Registration Branch
        ATTN:  Technical Section
        P.O. Box 25724
        Oklahoma City, Oklahoma  73125

2. Telephone the nearest Flight Standards District Office at least forty-eight hours prior to the first flight under this lease agreement.

3.   Carry a copy of the lease agreement in the aircraft at all times.

                              AIRCRAFT DRY LEASE

     This Lease of aircraft is made effective as of July 1, 1997, by and between Equipment Management Systems, LLC, a Mississippi limited liability company, with an address of Bank of Mississippi Building, 525 East Capitol Street, Suite 402, Jackson, Mississippi 39201 (hereinafter referred to as "Lessor") and HAM Marine, Inc., a Mississippi corporation, with an address of 3500 Port Authority Road, P.O. Box 43, Pascagoula, Mississippi 39567 (hereinafter referred to as "Lessee").

                                   RECITALS

     The parties recite that:

     A. WHEREAS, Lessor is the registered owner of the following aircraft, together with the Engines, APU(s) and all appliances, parts, instruments, avionics and appurtenances thereto, including any replacement part(s) or engine(s) which may be installed on the Aircraft from time to time, and all logs, manuals and other records relating to such Aircraft (hereinafter collectively referred to as the "Aircraft"):

          FAA Registration Number:   N80BR
          Aircraft Serial Number:    258012
          Aircraft Manufacturer:     British Aerospace BAE
          Aircraft Model:            125 Hawker 800A
          Aircraft Year:             1984

     B. WHEREAS, Lessee desires to lease the Aircraft under such terms and conditions as are mutually satisfactory to the parties.

     The parties agree as follows:


                                  SECTION ONE
                               LEASE OF AIRCRAFT

     Lessor agrees to lease the Aircraft to Lessee on a nonexclusive basis. Lessee shall pay Lessor as basic rent for the Aircraft, the amount of Fifty Thousand and

00/100 Dollars ($50,000.00) per month, payable in advance, on the first day of each month. The first payment of basic rent is due upon the commencement date of this Lease. Rent for any fractional month at the beginning or the end of the term of this Lease shall be prorated. It is the intention of the parties and they hereby agree that this shall be an absolutely net lease and Lessor shall have no obligation to provide any services, perform any acts or pay any expenses, charges, obligations or costs of any kind whatsoever with respect to the Aircraft and Lessee hereby agrees to pay any and all such expenses, charges, obligations and costs.

     It shall be conclusively presumed between the parties that Lessee has fully inspected the Aircraft having knowledge that it is in good condition and repair and that Lessee is satisfied with and has accepted the Aircraft in such condition and repair. THE AIRCRAFT IS LEASED "AS IS" AND "WHERE IS." LESSOR HEREBY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, INCLUDING FITNESS FOR A PARTICULAR PURPOSE.

                                  SECTION TWO
                                     TERM

     This Lease will commence on the date first above written and continue for one year after said date. Thereafter, this Lease will be automatically renewed on an annual basis, unless sooner terminated by either party as hereinafter provided. Either party may at any time terminate this Lease upon thirty (30) days written notice to the other party, delivered personally or by certified mail, return receipt requested, at the address for said other party as set forth above.

                                 SECTION THREE
                       COMMERCIAL OPERATION RESTRICTION

     Neither Lessee nor Lessor will make the Aircraft available for hire within the meaning of the Federal Aviation Regulations. The Aircraft is to be operated strictly in accordance with 14 C.F.R. Part 91.

                                 SECTION FOUR
                                   INSURANCE

     At all times during the term of this Lease, Lessee will cause to be carried and maintained physical damage insurance with respect to the Aircraft in the amount set forth below:

          Aircraft Physical Damage          $6,500,000.00
          (No Deductible While
          In Motion or Not In Motion)

     At all times during the term of this Lease, Lessee will also cause to be carried and maintained third party aircraft liability insurance, passenger legal liability insurance, property damage liability insurance, and medical expense insurance in the amounts set forth below:

          Combined Liability Coverage for
          Bodily Injury and Property Damage
          Including Passengers -
          Each Occurrence                   $25,000,000.00
          Medical Expense Coverage -
          Each Person                       $5,000.00

Lessee will also bear the cost of paying any deductible amount on any policy of insurance in the event of a claim or loss.

     Any policies of insurance carried in accordance with this Lease: (i) shall name Lessor as an additional insured; (ii) shall contain a waiver by the underwriter thereof of any right of subrogation against Lessor; (iii) shall provide that in respect of the interests of Lessor, such policies of insurance shall not be invalidated by any action or inaction of Lessee or any other person and shall insure Lessor (subject to the limits of liability and war risk exclusion set forth in such policies) regardless of any breach or any violation of any warranty, declarations or conditions contained in such policies by Lessee or any other person; and (iv) shall provide that if the insurers cancel insurance for any reason whatsoever, or the same is allowed to lapse for non-payment of premium, or if there is any material change in policy terms and conditions, such a cancellation, lapse or change shall not be effective as to Lessor. Each liability policy shall be primary without right of contribution from any other insurance which is carried by Lessee or Lessor and shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.

     Lessee will submit this Lease for approval to the insurance carrier for each policy of insurance on the Aircraft. Lessee will arrange for a Certificate of Insurance evidencing appropriate coverage as to the Aircraft and the satisfaction of the requirements set forth above to be given by its insurance carriers to Lessor.

                                 SECTION FIVE
                              RESTRICTIONS ON USE

     Lessee may operate the Aircraft only for the purposes and within the geographical limits set forth in the insurance policy or policies obtained in compliance with this Lease. The Aircraft will be operated at all times in accordance with the flight manual and all manufacturer's suggested operating procedures. Furthermore, Lessee will not use the Aircraft in violation of any foreign, federal, state, territorial, or municipal law or regulation and will be solely responsible for any fines, penalties, or forfeitures occasioned by any violation by Lessee. If such fines or penalties are imposed on Lessor and paid by Lessor, Lessee will reimburse Lessor for the amount thereof within thirty
(30) days of receipt by Lessee of written demand from Lessor. Lessee will not base the Aircraft, or permit it to be based, outside the limits of the United States of America, without the written consent of Lessor.

     The Aircraft will be flown only by certificated and qualified pilots and will be maintained only by certificated and qualified mechanics. In the event the insurance on the Aircraft would be invalidated because Lessee is unable to obtain certificated and qualified pilots and mechanics, Lessee will not operate the Aircraft until such time as certificated and qualified pilots and mechanics are obtained and insurance on the Aircraft is made valid.

     Lessee will not directly or indirectly create, incur, assume or suffer to exist any lien on or with respect to the Aircraft. Lessee will promptly, at its own expense, take such action as may be necessary to discharge any lien not excepted above if the same will arise at any time.

                                  SECTION SIX
                             INSPECTION BY LESSOR

     Lessee agrees to permit Lessor or any authorized agent to inspect the Aircraft at any reasonable time and to furnish any information in respect to the Aircraft and its use that Lessor may reasonably request.

                                 SECTION SEVEN
                                  ALTERATIONS

     Except in accordance with other written agreements entered into subsequent to the date of this Lease between Lessee and Lessor regarding maintenance of the Aircraft, Lessee will not have the right to alter, modify, or make additions or improvements to the Aircraft without the written permission of Lessor. All such alterations, modifications, additions, and improvements as are so made will become the property of Lessor and will be subject to all of the terms of this Lease.

                                 SECTION EIGHT
                            MAINTENANCE AND REPAIR

     Lessee, at Lessee's own cost and expense, will repair and maintain the Aircraft during the term of this Lease so as to keep it in as good and safe operating condition as when delivered by Lessor to Lessee, ordinary wear and tear from use and ordinary deterioration excepted. Lessee will pay all costs and expenses of replacement parts and accessories, including transportation charges thereon. Lessee will be entitled to any and all salvage from broken or worn out parts. The workers who inspect, maintain, and repair the Aircraft on Lessee's behalf will not be employees of Lessor, but will at all times be employees of Lessee or independent contractors, and Lessor will have no control or authority to direct, employ, discharge or pay compensation to such employees. Subject to the foregoing limitations, Lessee agrees to indemnify Lessor against any liability arising from the negligent repair and maintenance of the Aircraft, as well as from failure to repair and maintain the Aircraft, and also against any claim or liability arising out of the repair work, and the delivery of material to and from the place where such repair and maintenance work is performed.


     All inspections, repairs, modifications, maintenance, and overhaul work to be accomplished by Lessee will be performed by personnel certificated to perform such work and will be performed in accordance with the standards set by the Federal Aviation Regulations. Lessee will maintain all log books and records pertaining to the Aircraft during the term of this Lease in accordance with the Federal Aviation Regulations. Such records will be made available for examination by Lessor, and Lessee, at the termination of this Lease, will deliver such records to Lessor.

                                 SECTION NINE
                              DEFAULT AND REMEDY

     Lessee shall be in breach of this Lease if Lessee defaults in the performance of any of its obligations under this Lease and such default continues for five (5) days after receipt by Lessee of written notice thereof from Lessor, unless such default shall be of such a nature that the same cannot be completely remedied or cured within such five (5) day period, then such default shall not be a breach of this Lease for the purposes of this Section if Lessee shall have commenced curing such default within such five (5) day period and shall proceed with reasonable diligence and in good faith to remedy the default. In the event of any breach by Lessee, Lessee shall not fly the Aircraft and Lessor shall have the right to repossess the Aircraft without further demand, notice or court order, or other process of law and Lessor shall have the right to terminate this Lease immediately. Exercise by Lessor of either or both of the rights specified above shall not prejudice Lessor's right to pursue any remedy available to Lessor in law or equity.

     Lessor shall be in breach of this Lease if Lessor defaults in its obligations under this Lease and such default continues for five (5) days after receipt by Lessor of written notice thereof from Lessee, unless such default shall be of such a nature that the same cannot be completely remedied or cured within such five (5) day period, then such default shall not be a breach of this Lease for the purposes of this Section if Lessor shall have commenced curing such default within such five (5) day period and shall proceed with reasonable diligence and in good faith to remedy the default. In the event of any breach by Lessor, Lessee shall have the right to terminate this Lease immediately and to pursue any remedy available to Lessee in law or equity. Exercise by Lessee of any of the rights specified above shall not prejudice Lessee's right to pursue any other remedy available to Lessee in law or equity.

     The failure of either party to enforce strictly any provision of this Lease shall not be construed as a waiver thereof and shall not preclude such party from demanding performance in accordance with the terms hereof.

                                  SECTION TEN
                                     TITLE

     The registration of and title to the Aircraft will be in the name of the Lessor, and the Aircraft, at all times during the term of this Lease or any extension, will bear United States registration markings. All responsibility and obligations in regard to the operation of the Aircraft as above owned, registered, and marked will be borne by Lessee during the term of this Lease.

                                SECTION ELEVEN
                               PAYMENT OF TAXES

     Lessor will pay or cause to be paid all taxes incurred by reason of ownership of the Aircraft during the term of this Lease, including personal property taxes. Lessee shall pay its proportional share of personal property taxes, based on Lessee's hours of use of the Aircraft as a percentage of the entire number of hours of use of the Aircraft for the calendar year for which the personal property taxes are imposed. Lessee will pay all taxes associated with Lessee's use of the Aircraft on Lessee's own business, including landing fees, fuel taxes, and any other taxes or fees which may be assessed against a specific flight by Lessee.

                                SECTION TWELVE
                                  ASSIGNMENT

     Lessee shall not assign this Lease or any interest in the Aircraft, or sublet the Aircraft, without prior written consent of Lessor. Subject to the foregoing, this Lease inures to the benefit of, and is binding on, the heirs, legal representatives, successors, and permitted assigns of the parties.

                               SECTION THIRTEEN
                              ACCIDENT AND CLAIM

     Lessee will immediately notify Lessor of each accident involving the Aircraft, which notification will specify the time, place, and nature of the accident or damage, the names and addresses of parties involved, persons injured, witnesses, and owners of properties damaged, and such other information as may be known. Lessee will advise Lessor of all correspondence, papers, notices, and documents whatsoever received by Lessee in connection with any claim or demand involving or relating to the Aircraft or its operation, and will aid in any investigation instituted by Lessor and in the recovery of damages from third persons liable therefor.

                               SECTION FOURTEEN

                               INDEMNIFICATION

     Lessee assumes liability for, and hereby agrees to indemnify, defend, protect, save, keep and hold harmless Lessor, its successors, agents, accountants, counsel, affiliates and assigns from and against any and all claims, liabilities, demands, obligations, losses, damages, penalties, claims (including without limitation, claims involving strict or absolute liability in tort), actions, suits, costs, expenses and disbursements (including, without limitation, reasonable legal fees and expenses) of any kind and nature whatsoever ("Claims") which may be imposed on, incurred by or asserted against Lessor, in any way relating to or arising out of this Lease, and/or the operation of the Aircraft, or the performance or enforcement of any of the terms hereof, or in any way relating to or arising out of the manufacture, or, as contemplated under this Lease, acceptance, rejection, ownership, delivery, lease, possession, use, operation, maintenance, function, registration, sale, return, storage, termination or other disposition of the Aircraft or any part thereof or any accident in connection therewith (including, without limitation, latent and other defects, whether or not discoverable). If any Claim is made against Lessor, Lessor shall promptly notify Lessee and cooperate fully in the defense or settlement. Whether the indemnity granted by Lessee to Lessor herein is deemed subordinate or primary to any other indemnity to which each Lessor may be entitled, Lessor may look solely to Lessee and need not pursue any Claims against any third person prior to or subsequent to seeking the indemnity from Lessee hereunder. Lessor shall have the opportunity, but not the obligation, to defend if Lessee fails to assert a defense in any such Claim hereunder, the cost of which defense shall be borne by Lessee. THE INDEMNITIES IN THIS SECTION SHALL CONTINUE IN FULL FORCE AND EFFECT NOTWITHSTANDING THE EXPIRATION OR OTHER TERMINATION OF THIS LEASE.

                                SECTION FIFTEEN
                         RETURN OF AIRCRAFT TO LESSOR

     On the termination of this Lease by expiration or otherwise, Lessee will return the Aircraft to Lessor at Jackson International Airport (JAN), in as good operating condition and appearance as when received, ordinary wear, tear and deterioration excepted, and will indemnify Lessor against any claim for loss or damage occurring prior to the actual physical delivery of the Aircraft to Lessor.

                                SECTION SIXTEEN
                           MODIFICATION OF AGREEMENT

     This Lease constitutes the entire understanding between the parties, and any change or modification must be in writing and signed by both parties.

                               SECTION SEVENTEEN
                                    NOTICES

     All communications and notices provided for herein shall be in writing and shall become effective when delivered by facsimile transmission (to Lessor at 601-352-0588 or to Lessee at 601-769-1826) or by Federal Express or other overnight courier or four (4) days following deposit in the United States mail, with correct postage for first-class mail prepaid, addressed to Lessor or Lessee at their respective addresses set forth above, or else as otherwise directed by the other party from time to time in writing.

                               SECTION EIGHTEEN
                                 GOVERNING LAW

     This Lease is entered into under, and is to be construed in accordance with, the laws of the State of Mississippi.

                               SECTION NINETEEN
                          TRUTH IN LEASING STATEMENT

     THE AIRCRAFT, A BRITISH AEROSPACE BAE 125 HAWKER 800A MANUFACTURER'S SERIAL NO. 258012, CURRENTLY REGISTERED WITH THE FEDERAL AVIATION ADMINISTRATION AS N80BR, HAS BEEN

MAINTAINED AND INSPECTED UNDER FAR PART 91 DURING THE 12 MONTH PERIOD PRECEDING THE DATE OF THIS LEASE.

     THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED UNDER FAR PART 91 FOR OPERATIONS TO BE CONDUCTED UNDER THIS LEASE. DURING THE DURATION OF THIS LEASE, HAM MARINE, INC., 3500 PORT AUTHORITY ROAD, P.O. BOX 43, PASCAGOULA, MS 39567, IS CONSIDERED RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT UNDER THIS LEASE.

     AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE.

     THE "INSTRUCTIONS FOR COMPLIANCE WITH TRUTH IN LEASING REQUIREMENTS" ATTACHED HERETO ARE INCORPORATED HEREIN BY REFERENCE.

     I, THE UNDERSIGNED, RONALD W. SCHNOOR, AS PRESIDENT OF HAM MARINE, INC., 3500 PORT AUTHORITY ROAD, P.O. BOX 43, PASCAGOULA, MS 39567, CERTIFY THAT IT IS RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT AND THAT IT UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.

     IN WITNESS WHEREOF, the parties have executed this Lease.

                         EQUIPMENT MANAGEMENT SYSTEMS, LLC

                         By:
                            --------------------------------------

                         Name: J.L. Holloway
                               ---------------------------

                         Title: Member
                                --------------------------

                         -----------------------------------------
                         Date and Time of Execution

                         HAM MARINE, INC.

                         By: ______________________________________
                              Ronald W. Schnoor, President

                         __________________________________________
                         Date and Time of Execution

              INSTRUCTIONS FOR COMPLIANCE WITH "TRUTH IN LEASING"
                                 REQUIREMENTS



     1. Mail a copy of the lease agreement to the following address via certified mail, return receipt requested, immediately upon execution of the agreement (14 C.F.R. 91.23 requires that the copy be sent within twenty-four hours after it is signed):

               Federal Aviation Administration
               Aircraft Registration Branch
               ATTN:  Technical Section
               P.O. Box 25724
               Oklahoma City, Oklahoma  73125

     2. Telephone the nearest Flight Standards District Office at least forty-eight hours prior to the first flight under this lease agreement.

     3.   Carry a copy of the lease agreement in the aircraft at all times.